UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2010

SUPATCHA RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-153293	98-0593835
(State or other jurisdiction of	(Commission File Number)	(IRS Employee Identification No.)
incorporation or organization)

Registrant’s telephone number, including area code: (303) 552-0480

1400 16th Street, Suite 400
Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 552-0480

80 s. Court Street
Thunder Bay, Ontario P7B 2X4

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e -4©)

Item 8.01 Regulation FD Disclosure

On December 9, 2010, the Registrant made available an NI 43-101 compliant reserves report which estimates the gold reserves at one of the Registrant's mines. A copy of the report is furnished as Exhibit 99.0 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits

(c) Index to Exhibits.

Exhibit Number

Description

99.0

National Instrument 43-101, The Barlevskoye and Vynohradiv Gold Properties, Independent Third-Party Evaluation, NEOSC Geomin Ltd., Prepared by Mr. Graig Parham.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPATCHA RESOURCES, INC.

Date: December 9, 2010
By:
/ s/ Nikolae Yagodka

                      Nikolae Yagodka
            President, Chief Executive Officer and Director